                                                                   EXHIBIT 10.25



                           BASIC LEASE INFORMATION


                                                         BASIC LEASE INFORMATION

                                  OFFICE LEASE


                Lease Date:           February 14, 1996

                Landlord:             SIXTH & PIKE ASSOCIATES, L.P.
                                      a limited partnership

                Address of Landlord:  520 Pike Street, Suite 1210
                                      Seattle, WA 98101

                Tenant:               NATIONAL TECHTEAM, INC., a Delaware
                                      Corporation

                Address of Tenant:    520 Pike Street, Suite 1460
                                      Seattle, WA 98101

                Contact:              Cheryl Young        Telephone:

PARAGRAPH 1     Premises:             Suite 1460

PARAGRAPH 2     Lease Term:           Twelve months, commencing April 1, 1996
                                      and ending March 31, 1997.

PARAGRAPH 3     Base Rent:            $4,500.00 per month.
                Area of Premises:     Approximately 3,175 rentable square feet.

PARAGRAPH 27    Percent of Total Building Area:  .875%

                Base Services Year:   1996.  See Paragraph 43.

                Base Utility Rate:    Actual 1996 rate.

                Base Tax Rate:        Actual 1996 rate.

PARAGRAPH 32    Security Deposit:     $5,000.00.

                             The foregoing Basic Lease Information is hereby
                        incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                LANDLORD:                           TENANT;
                SIXTH & PIKE ASSOCIATES, L.P.       NATIONAL TECHTEAM, INC., a
                a limited partnership               Washington Corporation

                By:  Oregon Property Investment
                     Corporation,
                     an Oregon corporation
                Its: General Partner
                By:  LA SALLE ADVISORS LIMITED
                Its: Advisor and Duly Authorized Agent


                By: /s/ Stephen T. Wong                 By: /s/ L. A. Miller
                    -------------------                     -----------------
                    Stephen T. Wong

                Its: Vice President                     Its:  COO/CFO

                Date:  2/26/96                          Date:  2/15/96
                      -------------------                     -----------------


                By: /s/ Diane R. McMahon                By:
                    -------------------                     -----------------
                    Diane R. McMahon

                Its: Vice President                     Its:
                                                             ------------------

                Date: 2/26/96                            Date:
                      -------------------                     -----------------

PARAGRAPHS                             DESCRIPTION

       BASIC LEASE INFORMATION ............................................    1

       TABLE OF CONTENTS .................................................. 1(A)

 1.  OCCUPANCY ............................................................    2

 2.  TERM AND POSSESSION ..................................................    2

 3.  RENT .................................................................    2

 4.  RESTRICTIONS ON USE ..................................................    2

 5.  COMPLIANCE WITH LAWS .................................................    2

 6.  ALTERATIONS ..........................................................    2

 7.  REPAIR ...............................................................    2

 8.  LIENS ................................................................    2

 9.  ASSIGNMENT AND SUBLETTING.............................................    3

 10. INSURANCE AND INDEMNIFICATION ........................................    3

 11. WAIVER OF SUBROGATION ................................................    4

 12  SERVICES AND UTILITIES ...............................................    4

 13. ESTOPPEL CERTIFICATE .................................................    4

 14. HOLDING OVER .........................................................    5

 15. SUBORDINATION ........................................................    5

 16. RULES AND REGULATIONS ................................................    5

 17. RE-ENTRY BY LANDLORD .................................................    5

 18. INSOLVENCY OR BANKRUPTCY .............................................    5

 19. DEFAULT ..............................................................    5

 20. DAMAGE BY FIRE, etc. .................................................    6

 21. EMINENT DOMAIN .......................................................    6

 22. SALE BY LANDLORD .....................................................    6

 23. RIGHT OF LANDLORD TO PERFORM .........................................    6

 24. SURRENDER OF PREMISES ................................................    7

 25. WAIVER ...............................................................    7

 26. NOTICES ..............................................................    7

 27. RENTAL ADJUSTMENTS ...................................................    7

 28. TAXES PAYABLE BY TENANT ..............................................    9

 29. ABANDONMENT ..........................................................    9

 30. SUCCESSORS AND ASSIGNS ...............................................    9

 31. ATTORNEYS' FEES ......................................................    9

 32. SECURITY DEPOSIT .....................................................    9

 33. SUBSTITUTION SPACE ...................................................    9

 34. CORPORATE AUTHORITY ..................................................    9

 35. LEASE EFFECTIVE DATE .................................................    9

 36. BROKERAGE ............................................................   10

 37. FORCE MAJEURE ........................................................   10

 38. CERTAIN RIGHTS RESERVED BY LANDLORD ..................................   10

 39. PERSONAL LIABILITY ...................................................   10

 40. MISCELLANEOUS ........................................................   10


     EXHIBIT A ............................................. Rules & Regulations

     EXHIBIT B ............................................. Outline of Premises

     EXHIBIT D ...................................... Form of Tenant Certificate

     EXHIBIT E ............................................... Legal Description

                                                                       Page 1(A)

                               LEASE AGREEMENT

                 THIS LEASE made as of this 14th day of February, 1996, Between Sixth & Pike Associates (hereinafter called "Landlord") and National TechTeam, Inc., a Delaware Corporation (hereinafter called "Tenant").

                 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those Premises (hereinafter called "Premises") outlined in red on Exhibit "B" attached hereto and made a part hereof, specified in the Basic Lease Information attached hereto.

OCCUPANCY     1. Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord.

TERM AND      2. (A) The term of this Lease shall be for the period
POSSESSION       specified in the Basic Lease Information (or until sooner
                 terminated as herein provided). If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of the lease term, this Lease shall not be void or voidable, nor shall Landlord or its agent be liable to Tenant for any loss or damage resulting therefrom. In that event, however, Tenant shall not be liable for any rent until Landlord delivers possession of the Premises to Tenant. If
                 Landlord tenders possession of the Premises to Tenant prior to the commencement of the term and Tenant chooses to accept such possession, then the term of this Lease and Tenant's obligations hereunder shall commence on the date that it accepts such possession. Any failure to deliver possession at the stated commencement of the term of this Lease or delivery of possession prior to the stated commencement date shall not in any way affect the obligations of Tenant hereunder or the expiration date hereof.

RENT          3. (a) Tenant shall pay to Landlord throughout the term of this
                 Lease, rent as specified in the Basic Lease Information, payable in monthly installments in advance on the first day of each month during every year of the term hereby demised in lawful money of the United States, without deduction or offset whatsoever, to Landlord at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in writing. Said rental is subject to adjustment as provided in Paragraph 27 hereof. If this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated.

                 (B) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant on any unpaid rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date on which the late charge is initially imposed. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligations to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 of this Lease in the event said rent or other payment is unpaid after the date due.

RESTRICTIONS  4. Tenant shall not do or permit anything to be done in or about
ON USE the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste, in, on, or about the Premises, nor permit any use of the Premises which may be dangerous to persons or property. Tenant shall not do nor permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner. No retail sales shall be permitted upon the Premises without the prior written consent of Landlord.

COMPLIANCE    5. Tenant shall not use the Premises or permit anything to be
WITH LAWS        done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether
                 Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant.

ALTERATIONS   6. Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord; and any such alterations, additions, or improvements in, on or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord, or, at Landlord's option, the alterations, additions or improvements shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof within twenty (20) days after receipt of a statement. Upon the expiration or sooner termination of the term herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense forthwith and with all due diligence remove any or all alterations including all communications equipment and wires, additions, or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition.

REPAIR        7. By taking possession of the Premises, Tenant
                 accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair. Tenant shall upon the expiration or sooner termination of the term hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions, and improvements thereto, neat and clean and in the same condition as when received except for reasonable wear and tear as determined by Landlord. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in Exhibit "C" attached hereto and made a part hereof, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

                 demand with interest at the rate payable of eighteen percent 18%) per annum or four percent (4%) above the prime rate of Seattle First National Bank, whichever is more. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest herein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior notice of commencement of any construction on the Premises.

ASSIGNMENT   9.  (A) Tenant shall not sell, assign, encumber or otherwise
AND              transfer by operation of law or otherwise this Lease or any
SUBLETTING       interest herein, sublet the Premises or any part thereof, or suffer any person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. A transfer by the present majority shareholders of ownership and control of the voting stock of a corporate tenant, or a transfer of a controlling interest in a partnership or proprietorship, as applicable, shall be deemed an assignment for the purposes of this paragraph. Tenant shall, by written notice, advise
                 Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety
                 (90) days after the date of tenant's notice), to sublet the Premises or any portion thereof for any part of the term hereof, and in such event Landlord shall have the right, to be exercised by giving written notice to Tenant ten (10) days after receipt of Tenant's notice, to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove and as adjusted pursuant to Paragraph
                 27, shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If
                 Landlord, upon receiving said notice by Tenant with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the Premises specified in said notice.

                 (B) Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions, and agreements of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease and an agreement of said compliance by each sublessee.

                 (C) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 9 shall be void.

INSURANCE    10. (A) Landlord shall not be liable to Tenant and Tenant hereby
AND INDEM-       waives all claims against Landlord for any injury or damage to
NIFICATION       any person or property in or about the Premises by or from any cause whatsoever, other than Landlord's gross negligence or willful acts or omissions, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or any other portion of the Premises of the Building, or caused by gas, fire, oil, or electricity in or about the Premises of the building or the complex of which it is a part or any part thereof.

                 (B) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever; (i) occurring in, on, or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including without prejudice to the generality of the term "facilities", elevators, stairways, passageways, or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of any work or thing whatsoever done by the Tenant in or about or from transactions of the Tenant concerning the Premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees, or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

                 (C)  Tenant shall secure and maintain, at Tenant's expense:

                     (i) All risk property insurance on all of Tenant's fixtures and personal property in the Demised Premises, and on any alterations, additions, or improvements made by Tenant upon the Demised Premises all for the full replacement cost thereof. Tenant shall use the proceeds from such insurance for the replacement of fixtures and personal property and for the restoration of Tenant's improvements, alterations, additions to the leased premises. Landlord shall be named as loss payee as respects to alterations, additional, or improvements.

                     (ii) Business income and extra expense insurance with limits not less than Tenant's 100% gross revenue for a period of twelve (12) months.

                     (iii) Workers compensation and employers liability insurance. The employers liability insurance shall afford limits not less than $500,000 per accident, $500,000 per employee for bodily injury by disease, and $500,000 policy limit for bodily injury by disease. Such insurance shall comply with Tenant's obligations to its employees under the lease in the state in which the premises are located.

                     (iv) Commercial general liability insurance which insures claims for bodily injury, personal injury, advertising injury, and property damage based upon, involving or arising out of the use, occupancy, or maintenance of the Premises and the Project. Such insurance shall afford, at a minimum, the following limits:


                         Each Occurrence                              $1,000,000
                         General Aggregate                            $2,000,000
                         Products/Completed Operations Aggregate      $2,000,000
                         Personal and Advertising Injury Liability    $1,000,000
                         Fire Damage Legal Liability                     $50,000
                         Medical Payments                                 $5,000

                     Any general aggregate limit shall apply on a per-location basis.

                     Such insurance shall name Landlord; its trustees, officers, directors, agents, and employees; Landlord's Mortgagees of whom Tenant has notice; and Landlord's Representatives of whom Tenant has notice as additional insureds.

                     This coverage shall include blanket contractual liability, broad form property damage liability, and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke, or fumes from a hostile fire. Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision.

                     (v) Business auto liability which insures against bodily injury and property damage claims arising out of the ownership, maintenance, or use of "any auto." A minimum of a $1,000,000 combined single limit per accident shall apply.

                     (vi) Umbrella excess liability insurance, on a occurrence basis, that applies excess of required commercial general liability, business auto liability, and employers liability policies, which insures against bodily injury, property damage, personal injury and advertising injury claims with the following minimum limits:

                         These limits shall be in addition to and not including those stated for underlying commercial general liability, business auto liability, and employers liability insurance. Such policy shall name Landlord; its trustees, officers, directors, agents, and employees; Landlord's Mortgagees of whom Tenant has notice, and Landlord's Representatives of whom Tenant has notice as additional insureds.

                         (vii)    General Insurance requirements.  All
                         policies required to be carried by Tenant hereunder shall be issued by and binding upon an insurance company licensed to do business in the State of Washington with a rating of at least "A-" "VIII" or better as set forth in the most current issue of Best's Insurance reports, unless otherwise approved by Landlord. Tenant shall not do or permit anything to be done that would invalidate the insurance policies required.

                         Liability insurance maintained by Tenant shall be primary coverage without right of contribution by any similar insurance that may be maintained by Landlord.

                         Certificates of insurance, acceptable to
                         Landlord, evidencing the existence and amount of each insurance policy required hereunder and Evidence of Property Insurance Form, Acord 27, evidencing property insurance as required shall be delivered to Landlord prior to delivery or possession of the Premises and ten (10) days prior to each renewal date.
                         Certificates of Insurance shall include an endorsement for each policy showing that Landlord; its trustees, officers, directors, agents, and employees; Landlord's Mortgagees and Landlord's Representatives are included as additional insureds on liability policies (except Employer's Liability). The Evidence of Property Insurance Form shall name Landlord as loss payee for property insurance as respects Landlord's interest in improvements and betterments. Further, the certificates must include an endorsement for each policy whereby the insurer agrees not to cancel, non-renew, or materially alter the policy without at least thirty (30) days prior written notice to Landlord and Landlord's representatives.

                         In the event that Tenant fails to provide evidence of insurance required to be provided by Tenant hereunder, prior to commencement of the term and thereafter during the term, within ten (10) days following Landlord's request thereof, and thirty (30) days prior to the expiration date of any such coverage, Landlord shall be authorized (but not required) to procure such coverage in the amount stated with all costs thereof to be chargeable to Tenant and payable upon written notice thereof.

                         The limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant or relieve Tenant of any obligation thereunder, except to the extent provided for under Paragraph 11, Waiver of Subrogation. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

                         Landlord may, at its sole discretion, change the insurance policy limits and forms which are required to be provided by Tenant. Such changes will be made to conform with common insurance requirements for similar properties in similar geographic locations. Landlord will not change required insurance limits or forms more often than once per calendar year.

WAIVER OF        11.  Anything in this Lease to the contrary notwithstanding,
SUBROGATION           Landlord and Tenant each waives all rights of recovery,
                      claim, action, or cause of action against the other, its agents (including partners, both general and limited), trustees, officers, directors, employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Project or any personal property of such party therein, by reason of any peril required to be insured against under this Lease, regardless of cause of origin, including negligence of the other party. Tenant and Landlord covenant that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against the other. Tenant shall advise its insurers of the foregoing and such waiver shall be permitted under any policies maintained by Tenant pursuant to Paragraph 10(b) and Paragraph
                      10(c).

SERVICES         12.  (A) Landlord shall maintain the public and common areas
AND                   of the Building, including lobbies, stairs, elevators,
UTILITIES             corridors  and rest rooms, the windows in the Building,
                      the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of the Tenant, which damage shall be repaired by Landlord at Tenant's expense.

                      (B) Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays, and legal holidays), water and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgment, for the comfortable use and occupation of the Premises, janitorial services during the times and in the manner that such services are, in Landlord's judgment customarily furnished in comparable office buildings in the immediate market area, and elevator service which shall mean service either by non-attended automatic elevators or elevators with attendants, or both, at the option of the Landlord. Landlord shall be under no obligation to provide additional or after-hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

                      (C) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rate charged by the local public utility, furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or the Building, or (iii) the limitation, curtailment, rationing, or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises of the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

                      (D) Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment or rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of rent.

ESTOPPEL         13.  (A) Within ten (10) days following any written request
CERTIFICATE           which Landlord may make from time to time, Tenant shall
                      execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "D" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of the Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "D" are true and correct without exception.
                      Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

                      (B) Within ten (10) days following any written request from Landlord, Tenant shall furnish current financial statements to Landlord.

HOLDING          14.  (A) Any holding over after the expiration of this Lease
OVER                  with the written consent of Landlord shall be a tenancy
                      from month to month. The terms, covenants and conditions of such tenancy shall be the same as provided herein, and the monthly rental shall be the then fair market value of the Premises as determined by Landlord, but in no event less than the monthly rental for the last period prior to the expiration subject to adjustment

                      (B) If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental for the last period prior to the date of such expiration or termination, subject to adjustment as provided in Paragraph 27. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Unless Landlord exercises the option hereby given to it, Tenant shall be only a tenant at sufferance, whether or not Landlord accepts any rent from Tenant while Tenant is holding over without Landlord's written consent.

SUB-             15.  Without the necessity of any additional document being
ORDINATION            executed by Tenant for the purpose of effecting a
                      subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said
                      Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground Lease or underlying Lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.
                      Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

RULES AND        16.  Tenant shall faithfully observe and comply with the rules
REGULATIONS           and regulations printed on or annexed to this Lease and
                      all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord.
                      Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building of any said rules and regulations.

RE-ENTRY BY      17.  Landlord reserves and shall at all times have the right
LANDLORD              to re-enter the Premises to inspect the same, to supply
                      janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of non-responsibility, and to alter, improve, or repair the Premises and any portion of the building of which the Premises are a part, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduit, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.
                      Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding
                      Tenant's vaults and safes, or special security areas
                      (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof.
                      Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances, passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

INSOLVENCY       18.  The appointment of a receiver to take possession of all
OR                    or substantially all of the assets of Tenant, or an
BANKRUPTCY            assignment of Tenant for the benefit of creditors, or any
                      action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

DEFAULT          19.  The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant. Tenant shall not have any grace period within which to cure any default in the payment of rental or adjustments thereto, and Landlord shall not be required to give any notice to Tenant of any such default before exercising any remedies available to Landlord. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any default under this Lease other than a default in the payment of rental or adjustments thereto;
                      provided, however, that with respect to any default which cannot reasonably be cured within ten (10) days, Tenant shall have additional time necessary to cure the default so long as Tenant commences to cure within ten (10) days from Landlord's notice, and continues to prosecute diligently the curing thereof. Upon a default under this Lease by Tenant, and failure to cure the default by Tenant within the permissible time period, if any, Landlord shall have the following rights and remedies in addition to, or as an alternative to, any other rights or remedies available to Landlord at law or in equity:

                      (A) The Lease may be terminated at the option of Landlord by notice in writing to Tenant. If Landlord gives notice to Tenant as herein provided, the Lease will be deemed terminated as of the date specified in Landlord's notice and Tenant shall have no further rights or obligations under the Lease except as provided in the Paragraph 19 which shall survive termination of the Lease.

                      (B) Unless the Lease is terminated as provided in subparagraph (a), the Lease will continue in full force and effect, except Tenant's right to possession of the Premises may be terminated at anytime, at the option of Landlord, by notice in writing to Tenant. If Landlord gives notice to Tenant as herein provided, Tenant's right to possession of the Premises will be deemed terminated as of the date specified in Landlord's notice, and Landlord, as attorney-in-fact for Tenant, may from time to time, but shall not be obligated to, sublet the Premises or any part thereof for such term or terms and at such rental and such other terms as Landlord in its sole discretion deems advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, at the option of Landlord, (i) either Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting exceeds the amount to be paid as rent for the Premises for such period, or (ii) Landlord shall apply rents received from such subletting first, to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of subletting and of any alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same comes due hereunder. If, under the option (i), the rents shall not be promptly paid to Landlord by the subtenant(s), or if, under option
                      (ii), the rentals received from the subletting during any month are less than all amounts owed for that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Unless and until the Lease is terminated as provided in subparagraph (a), Tenant shall continue to be liable to Landlord for rent and all other amounts owing under the Lease when and as they become due, whether or not Tenant's possession of the Premises has been terminated, and whether or not the Premises are sublet by Landlord. For all purposes set forth in the subparagraph
                      (b), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant as provided in subparagraph (a). Notwithstanding any action taken by Landlord under this subparagraph, Landlord may at anytime thereafter elect to terminate this Lease for such previous breach.

                      (C) Upon termination of the Lease as provided in subparagraph (a), or upon termination of Tenant's right to possession of the Premises, as provided in subparagraph (b), Landlord may re-enter and take possession of the Premises, and may remove any persons or property by legal action or by self-help with the use of reasonable force or any other means and without liability for damages. Any of Tenant's property remaining on the Premises, including, without limitation, equipment, inventory, furnishings and trade fixtures, shall be deemed to have been abandoned by Tenant and shall be and become the property of Landlord; provided, however, that Landlord may, in its sole discretion, reject the property and

                          (1) All past due rent and other amounts owing by Tenant to Landlord pursuant to the terms of this Lease as of the date of termination of the Lease.

                          (2) All costs associated with Tenant's default, whether or not suit was commenced, including, without limitation, costs of reentry and reletting, costs of clean-up, refurbishing, removal of Tenant's property and fixtures, other expenses occasioned by Tenant's failure to quit the Premises upon termination and to leave them in the required condition, any remodeling costs, attorneys' fees, court costs, broker commissions and advertising costs.

                          (3) The loss of reasonable rental value from the date of termination of the Lease until a new tenant has been, or with the exercise of reasonable efforts could have been, secured.

                          (4) Any excess of the value of the rent and all of Tenant's other obligations under this Lease, as if the Lease had not been terminated, over the reasonable expected return from the Premises for the period commencing on the earlier of the date of trial or the date the Premises are relet and continuing through the end of the term. The present value of future amounts will be computed using a discount rate equal to the lowest prime interest rate announced by a major Washington bank on short-term commercial loans for its most credit-worthy customers, in effect on the earlier of the date of trial or the date the Premises are relet.

                 (e) Landlord may, in its sole discretion, sue periodically to recover damages during the period corresponding with the remainder of the Lease term, whether or not the Lease has been terminated, and no action for damages shall bar a later action for damages subsequently accruing.

                 (f) Landlord may elect to call the entire amount of rental for the balance of the term, or what would have been the balance of the term if the Lease had not been terminated as provided in subparagraph (a), immediately due and payable, which rent shall be paid by Tenant to Landlord as liquidated damages.

DAMAGE BY        20.  If the Premises or the Building are damaged by fire or
FIRE, ETC.            other casualty, Landlord shall forthwith repair the same,
                      provided such repairs can be made within two hundred ten (210) days from the date of such damage under the laws and regulations of the federal, state, and local governmental authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of rent while such repairs to be made hereunder by Landlord are being made. Said proportionate reduction shall be based on the extent to which the making of such repairs to be made hereunder by Landlord shall interfere with the business carried on by Tenant on the Premises. Within twenty (20) days from the date of such damage, Landlord shall notify Tenant whether or not such repairs can be made within two hundred ten(210)days from the date of such damage and Landlord's determination thereof shall be binding on Tenant. If such repairs cannot be made within two hundred ten (210) days from the date of such damage, Landlord shall have the option within thirty (30) days of the date of such damage either to: (a) notify Tenant of Landlord's intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the rent shall be reduced as provided herein; or (b) notify Tenant of Landlord's intention to terminate this Lease as of a date specified in such notice, which date shall be not less than thirty
                      (30) days nor more than sixty (60) days after such notice is given. In the event that such notice to terminate is given by Landlord, this Lease shall terminate on the date specified in such notice. In case of termination by either event, the rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by Tenant in the Premises, and the Tenant shall pay such reduced rent up to the date of termination. Landlord agrees to refund to Tenant any rent previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, ceiling, floor coverings, or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant.

EMINENT          21.  If any part of the property described in Exhibit "E"
DOMAIN                shall be taken or appropriated under the power of eminent
                      domain or conveyed in lieu thereof, Landlord shall have the right to terminate this Lease at its sole option.
                      In such event Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon which may be paid or owed in connection with the exercise of such power of eminent domain or conveyance in lieu thereof, and Tenant shall have no claim against Landlord or against the agency exercising such power or receiving such conveyance, for any part of such sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease. If a part of the property described in Exhibit "E" shall be so taken or appropriated or conveyed and Landlord hereto shall elect not to terminate this Lease, Landlord shall nonetheless receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award, or any interest thereon paid or owed in connection with such taking, appropriation or conveyance and if the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord's cost and expense provided that such restoration can be made, in Landlord's sole opinion within three hundred sixty (360) days of the time the property so taken is appropriated or conveyed.

                      If such restoration cannot be made, in Landlord's sole opinion, within three hundred sixty (360) days from the time of taking, Landlord shall notify Tenant within sixty
                      (60) days of such taking and Tenant shall have the right to cancel this Lease by giving Landlord written notice of its intention to cancel within thirty (30) days of the date of Landlord's notice.

                      If Tenant elects not to cancel this Lease, it shall remain in full force and effect except that Tenant shall be entitled to an appropriate reduction in rent while such restoration is being made by Landlord. Such proportionate reduction shall be based upon the extent to which the restoration being made by Landlord shall interfere with the business carried on by Tenant in the demised Premises. Landlord will not be required to repair or restore any injury or damage to the property of Tenant or make any repairs or restoration to any alterations, additions, fixtures or improvements installed in the Premises by or at the expense of Tenant.

                      Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under such power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the term of this Lease.

SALE BY          22.  In the event of a sale or conveyance by Landlord of the
LANDLORD              Building, the same shall operate to release Landlord from
                      any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

RIGHT OF         23.  All covenants and agreements to be performed by Tenant
LANDLORD TO           under any of the terms of this Lease shall be performed
PERFORM               by Tenant at Tenant's sole cost and expense and without
                      any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate of eighteen percent (18%) per annum or four percent (4%) above the prime rate of Seattle
                      First National Bank, whichever is more per annum from the date of such payment by Landlord, shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

SURRENDER        24.  (a) Tenant shall, at least ninety (90) days before the
OF PREMISES           last day of the term hereof, give to Landlord a written
                      notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Landlord to a holding over by Tenant.

                      equipment belonging to Tenant at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing any damage caused by such removal. Property not so removed upon the termination of this Lease or upon termination of Tenant's right to possession shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant and all movable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

                      (C) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it or any or all such subleases or subtenancies.

WAIVER           25.  If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time
                      Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

NOTICES          26.  All notices and demands which may be or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to Landlord. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a notice to Tenant. All notices and demands shall be deemed given on the date personally delivered to the address designated above or on the date mailed as provided above.

RENTAL            27. RENTAL ADJUSTMENT FOR COSTS OF OPERATIONS, UTILITIES AND
ADJUSTMENTS           TAXES ADJUSTMENTS

                      I.  COSTS OF OPERATIONS AND UTILITIES

                          In addition to the Basic Rent to be paid hereunder, Tenant shall pay to Landlord increases under this Paragraph 27 as Additional Rent in the manner set forth below:

                          (A) Definition: For the purposes hereof, the terms used in this Paragraph 27 shall have the following meanings:

                               (i)    "Operating Costs" shall include Costs of
                                       Utilities and Other Operating Costs.

                                       (1) "Costs of Utilities" shall mean all
                                       expenses paid or incurred by Landlord,
                                       including any surcharges imposed, in
                                       operation and maintenance of the
                                       Building for heat, light, power, gas,
                                       fuel, air conditioning and ventilating,
                                       electricity and the cost of electrical
                                       surveys, other utilities, including
                                       without limitation to temporary or
                                       permanent utility surcharge or other
                                       exaction, whether now or hereinafter
                                       imposed.

                                       (2) "Other Operating Costs" shall mean
                                       all other expenses paid or incurred by
                                       Landlord for maintaining, operating and
                                       repairing the Building and any real or
                                       personal property used in conjunction
                                       therewith, including, without
                                       limitation: guard services, materials
                                       and supplies, equipment and locks,
                                       service agreements on equipment, the
                                       costs of refuse collection, sewer, water and other utilities services (excluding costs included in the Costs of Utilities), supplies, fluorescent tubes (which Landlord may replace from time to time on a group re-lamping basis) janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, its equipment and the Land upon which it is situated, insurance, licenses, permits and inspection fees. Building office rent or rental value, depreciation on personal property, including without limitation, window coverings provided by Landlord and carpeting in public corridors and common areas, and the cost of contesting the validity or applicability of any governmental enactments which may affect operating costs, customary management fees (currently equal to 4% of the gross rental income from the Building, whether such fees are actually paid or not), legal and accounting expenses and any other expense or charge whether or not hereinabove described which in accordance with general accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building.

                                       Notwithstanding anything to the
                                       contrary herein contained, operating
                                       costs shall not include:
                                       (A) Costs of any special services
                                       rendered to individual tenants
                                       (including Tenant) for which a special
                                       charge is made;
                                       (B) Real Property Taxes (as defined in
                                       Paragraph 27 of this Lease); and
                                       (C) Depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except Other Operating Costs shall include amortization of capital improvements made subsequent to the initial development of the Building which are designed with a reasonable probability of improving the operating efficiency or security of the Building or its systems, provided that such amortization costs shall not exceed expected savings in operating costs resulting from such capital expenditures).

                               (ii) "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31.

                               (iii)   "Base Services Year" shall mean the
                                       Lease Year in which the Commencement
                                       Date occurs.

                               (iv)    "Actual Costs" shall mean the actual
                                       expenses paid or incurred by
                                       Landlord for Operating Costs during
                                       any Lease Year of the term hereof.

                               (v)     "Actual Costs Allocable to the
                                       Premises" shall mean the Tenant's
                                       share of the Actual Costs determined
                                       by Tenant's Percentage of the
                                       Building described in the Basic
                                       Lease Information.

                               (vi)    "Estimated Costs Allocable to the
                                       Premises" shall mean Landlord's
                                       estimate of Actual Costs Allocable
                                       to the Premises for the following
                                       Lease Year to be given by Landlord
                                       to Tenant pursuant to Paragraph
                                       27(c) below.

                          (B) Base Amount. The "Base Amount" for purposes of this Section shall be the aggregate of:

                               (i)     Actual Costs Allocable to the
                                       Premises for the Base Services Year
                                       for Other Operating Costs (excluding
                                       Costs of Utilities); and

                               (ii)    With respect to Costs of Utilities,
                                       an amount determined by multiplying
                                       the Base Utility Rate, as specified
                                       in the Basic Lease Information by
                                       the area of Tenant's Premises as
                                       described in the Basic Lease
                                       Information; provided, however, that
                                       Landlord shall estimate to the
                                       extent required the Actual Costs
                                       Allocable to the Premises for
                                       purposes of determining the Base
                                       Amount in the statement furnished in
                                       accordance with Paragraph 27(c)
                                       below and payments shall be further
                                       adjusted as appropriate at such time
                                       as Actual Costs are determined in
                                       accordance with Paragraph 27(d)
                                       below.

                          (c) Additional Rent for Estimated Increases in Costs. Prior to the commencement of each Lease Year (except that with respect to the Base Services Year, Paragraphs 27(c) and (d) shall apply only to the Costs of Utilities and shall exclude Other Operating Costs) its estimate for such Lease Year and Additional Rent payments by Tenant for such Lease Year shall be based on such revised estimate.

                      (d) Actual Costs. Within 120 days after the close of each Lease Year during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord pursuant to the preceding subsection (c), Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 20 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to the preceding subsection
                               (c), then the amount of such overpayment by Tenant shall be credited by Landlord to the next immediate Rent payable by Tenant.

                      (e) Determinations. The determination of Actual Costs and Estimated Costs Allocable to the Premises shall be made by Landlord.

                      (f) Beginning of Term. If this Lease shall commence on a day other than the first day of a Lease Year, the amount of any adjustment between Estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which such commencement occurs shall be prorated on the basis which the number of days from the commencement of this Lease to the end of the Lease Year bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

                      (g) End of Term. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between Estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and shall be due and payable when rendered, notwithstanding the termination of this Lease.

                      (h) Further Adjustment. In the event the average occupancy level of the Building for the Base Services Year was or is not 95% or more of full occupancy, then the Actual Costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building been 95% occupied during such year.

                      (i) Base Rent. Notwithstanding anything to the contrary in this Paragraph 27, the Rent payable by Tenant shall in no event be less than the Rent specified in the Basic Lease Information.

                      (j) Nonpayment of Additional Rent. In the event of nonpayment of the Additional Rent hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

                 II.  COSTS OF TAXES

                      In addition to the Basic Rent to be paid hereunder, Tenant shall pay to Landlord increases under this Paragraph 27 as Additional Rent in the manner set forth below:

                      (a) Definition: for purposes hereof, the terms used in the Paragraph 27 shall have the following meanings:


                               (i)     "Real Property Taxes" shall mean
                                       taxes on real property, development
                                       rights, air rights, and personal
                                       property, including all tenant
                                       improvements which are paid for by
                                       Landlord and not reimbursed by
                                       tenants, and taxes on property of
                                       tenants of the Building, which have
                                       not been paid by such tenants
                                       directly to the taxing authority;
                                       charges and assessment levied with
                                       respect to the Land, the Building,
                                       development rights, air rights, any
                                       improvements, fixtures and
                                       equipment, and all other property of
                                       Landlord, real or personal, used
                                       directly in the operation of the
                                       Building and located in or on the
                                       Building; and any taxes levied or
                                       assessed in addition to or in lieu
                                       of, in whole or in part, such real
                                       property or personal property taxes,
                                       or any other tax upon leasing of the
                                       Building or rents collected, but not
                                       including any federal or state
                                       income tax or franchise tax, and the
                                       cost to Landlord of contesting the
                                       amount or validity or applicability
                                       of any of the aforementioned taxes.
                                       Net recoveries through protest,
                                       after deduction of all costs and
                                       expenses, including counsel and
                                       other fees, shall be deducted from
                                       direct taxes for the year of
                                       receipt.

                               (ii)    "Lease Year" shall mean the period
                                       defined in Paragraph 27(a)(iii) herein.

                               (iii)   "Tenant's Share of Real Property
                                       Taxes" shall mean the amount of Real
                                       Property Taxes payable during any
                                       Lease Year by Landlord multiplied by
                                       Tenant's Percentage of the Building
                                       described in the Basic Lease
                                       Information.

                               (iv)    "Base Tax Amount" shall mean the
                                       product of the Base Tax Rate
                                       described in the Basic Lease
                                       Information multiplied by the area
                                       of Tenant's Premises as described in
                                       the Basic Lease Information.

         (b) Additional Rent for Estimated Increase in Tenant's Share of Real Property Taxes. Prior to the commencement of each Lease Year, or as soon thereafter as practicable, Landlord may furnish Tenant with a written statement setting forth the estimate of Tenant's Share of Real Property Taxes for such Lease Year. One-twelfth (1/12) of the amount, if any, by which such estimate exceeds the Base Tax Amount shall be Additional Rent payable by Tenant as provided in Paragraph 3 for each month during such Lease Year.

         (c) Actual Real Property Taxes. Within 120 days after the close of each Lease Year, during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Tenant's Share of Real Property Taxes during the preceding Lease Year. If Tenant's Share of Real Property Taxes for such Lease Year exceeds the estimated Tenant's Share of Real Property Taxes determined as provided in Paragraph 27II(b), Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 20 days after receipt of such statement by Tenant. If such statement shows such amount to be less than the amount paid by Tenant to Landlord pursuant to Paragraph 27II(b), then the amount of such overpayment shall be credited by Landlord to the next immediate Rent payable by Tenant, within 30 days following the date of such statement.

         (d) Personal Property Taxes. Tenant shall pay, prior to delinquency, all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Building and promptly upon request of Landlord shall provide written proof of such payment. As used herein, "Property of Tenant" shall include all improvements which are paid for by Tenant. "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

         (e) Determinations. The determination of Tenant's Share of Real Property Taxes shall be made by Landlord.

         (f) Beginning of Term. If this Lease shall commence on a day other than the first day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Real Property Taxes with respect to the Lease Year in which such commencement occurs shall be prorated on the basis which the number of days from the commencement of this Lease to the end of the Lease Year bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Tenant's Share of Real Property Taxes with respect to such Lease Year.

         (g) End of Term. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Real Property Taxes with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from commencement of such Lease Year to and including such termination date bears to 365 and shall be due and payable when rendered notwithstanding the termination of this Lease.

                      (i) Nonpayment of Additional Rent. In the event of nonpayment of Additional Rent payable by Tenant hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

TAXES            28.  Tenant shall pay before delinquency any and all taxes
PAYABLE               levied or assessed and which become payable by
BY TENANT             Landlord (or Tenant) during the term of this Lease
                      (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (a) the gross or net payable under this Lease, including without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the rental hereunder; (b) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises;
                      (c) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (d) the value of any leasehold improvements, alterations or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (e) this transaction or any document to which Tenant is a part creating or transferring an interest or an estate in the Premises.

                      In the event that it shall not be lawful for Tenant to so reimburse Landlord, the rent payable to Landlord under this Lease shall be revised to net Landlord the same net rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this Paragraph 28 shall be deemed to be, and shall be paid as, Additional Rent.

ABANDONMENT      29.  Tenant shall not vacate or abandon the Premises at any time during the term, and any such vacation or abandonment shall be a breach of this Lease. If Tenant shall abandon, vacate or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall pass to Landlord, except such property as may be mortgaged to Landlord.

SUCCESSORS       30.  Subject to the provisions of Paragraph 9 hereof, the
AND ASSIGNS           terms, covenants and conditions contained herein shall be
                      binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

ATTORNEYS'       31.  In the event that any action must be taken to enforce any
FEES                  term, covenant or condition of this Lease, Landlord
                      shall be entitled to payment by Tenant of all reasonable costs incurred in connection with such enforcement, whether or not litigation is commenced, including, without limitation, reasonable attorneys' fees.

SECURITY         32.  (A) By execution of this Lease, Landlord acknowledges
DEPOSIT               receipt of Tenant's security deposit for the faithful
                      performance of all terms, covenants and conditions of this Lease. The sum of said deposit is specified in the Basic Lease Information. Tenant agrees that
                      Landlord may apply said security deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the term hereof, Landlord will on the termination hereof promptly return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the lease term.
                      Should Landlord use any portion of said sum to cure any default by Tenant hereunder, Tenant shall forthwith replenish said sum to such original amount.
                      Landlord shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. Upon the occurrence of any events of default described in Paragraph 19 of this Lease said security deposit shall become due and payable to Landlord.

                      (B) Tenant hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereinunder, unless said sums have actually been received by such mortgagee as security for the Tenant's performance of this Lease.

SUBSTITUTION   33.    (A) Landlord shall have the right at any time from the
SPACE                 date hereof through the end of the term of this Lease or
                      any renewal or extension hereof, to substitute, instead of the leased Premises, other space (of approximately the same area as the leased Premises) hereinafter referred to as "Substitution Space", in the Building.

                      (B) If Landlord desires to exercise such right, it shall give Tenant at least sixty (60) days prior written notification that Tenant is to relocate to another space. Tenant shall then give Landlord written notice within ten (10) days of receipt of Landlord's notification whether Tenant agrees to relocate, or whether Tenant elects to terminate the Lease and vacate the Premises as of the sixtieth
                      (60th) day following the date of Landlord's notification. Should Tenant fail to give Landlord written notice within ten (10) days of receipt of Landlord's notification, then Tenant shall be deemed to have elected to terminate, and this Lease shall automatically terminate sixty (60) days following the date of Landlord's notification. If Tenant shall retain possession of the Premises or any part thereof following the termination date, Tenant shall be liable to Landlord, for each day of such retention, for double the amount of the daily rental for the last period prior to the date of such expiration or termination, subject to rent adjustments as provided in Paragraph 27, plus actual damages incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including without limitation any claims made against Landlord by any succeeding Tenant to the Premises and Landlord's costs in taking any action at law, in equity or self help to evict Tenant from the Premises.

                      (C) If Tenant elects to move to the Substitution Space, such move shall be at the sole cost of Landlord including all costs and expenses related to improving the space with leasehold improvements equal to those then in Tenant's Premises, moving the furniture, office equipment and other contents of the Premises to the new space, reinstating telecommunications equipment, printing of new stationery, business cards and other printed matter bearing the address of Tenant and such other reasonable expenses as Tenant may incur, it being the intention of the parties that Tenant incur no costs or expenses as a result of the move. After such move, all terms, covenants, conditions, provisions, and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that (a) if the then unexpired balance of the term of the Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be from one year from the date of the move and (b) if the Substitution Space contains more square footage than the presently leased Premises, the monthly rental shall be increased proportionately (provided that such rental increase shall not be in excess of five percent (5%) of the rental immediately preceding such an increase).

CORPORATE        34.  If Tenant signs as a corporation, each of the persons
AUTHORITY             executing this Lease on behalf of Tenant does hereby
                      covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Washington, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

LEASE EFFEC-     35.  Submission of this instrument for examination or signature
TIVE DATE             by Tenant does not constitute a reservation of or option
                      for lease, and it is not effective as a Lease or otherwise until execution and delivery by both
                      Landlord and Tenant.

BROKERAGE        36.  Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and/or that no broker, agent or other person brought about this transaction, other than N/A and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination of this Lease.

FORCE            37.  Whenever a period of time is herein prescribed for action
MAJEURE               to be taken by Landlord, Landlord shall not be liable or
                      responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

CERTAIN          38.  Landlord shall have the following rights, exercisable
RIGHTS                without notice and without liability to Tenant for damage
RESERVED              or injury to property, persons or business and without
BY LANDLORD           effecting an eviction, constructive or actual, or
                      disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

                      Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the leased Premises are reasonably accessible.

                      (B) To have and retain a paramount title to the leased Premises free and clear of any act of Tenant purporting to burden or encumber them.

                      (C) To change the name by which the Building is designated.

                      (D) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

                      (E) To prohibit the placing of vending or dispensing machines of any kind in or about the leased Premises without the prior written permission of Landlord.

                      (F) To have access for Landlord and other tenants of the Building to any mail chutes located on the leased Premises according to the rules of the United States Postal Service.

                      (G) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

PERSONAL         39.  The liability of Landlord to Tenant for any default by
LIABILITY             Landlord under the terms of this Lease shall be
                      limited to the interest of Landlord in the Building and the land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

MISCEL-          40.  (A) The term "Premises" wherever it appears herein
LANEOUS               includes and shall be deemed or taken to include (except
                      where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereinafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term "Landlord" in these presents shall include the Landlord, its successors, and assign. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

                      (B) Time is of the essence of this Lease and all its provisions. This Lease shall in all respects be governed by the laws of the State of Washington.
                      This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

                      (C) If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

                      Additional Paragraphs attached hereto and made a part hereof.


                      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                       LANDLORD:                        TENANT:
                       SIXTH & PIKE ASSOCIATES, L.P.    NATIONAL TECHTEAM, INC.,
                       a limited partnership            a Delaware Corporation

                       By: Oregon Property Investment
                           Corporation,                 By:  L. A. Mills
                           an Oregon corporation             -------------------
                       Its: General Partner             Its: COO/CFO

                       By:  LA SALLE ADVISORS LIMITED
                       Its: Advisor and Duly            Date: 2/15/96
                            Authorized Agent                 -------------------

                       By:  Stephen T. Wong             By:
                            --------------------------       -------------------
                            Stephen T. Wong

                       Its: Vice President              Its:
                                                             -------------------

                       Date: 2/26/96                    Date:
                            ---------------------------      -------------------

                       By:  Diane R. McMahon
                            ---------------------------
                            Diane R. McMahon

                       Its: Vice President

                       Date: 2/26/96
                            ---------------------------

Additonal Paragraphs.

Additonal Paragraph 42 - Tenant Improvements

Landlord agrees to provide the following tenant improvements:

*  The entire premises will be painted.
* A locking door will be provided and installed in the wall adjacent to the single private office.
* Landlord will provide a budget of $1,000 for electrical work, including installation of Landlord supplied light fixtures.
*  The carpet will be patched.



Additonal Paragraph 43 - Rental Adjustments.

Tenant will not be responsible for additonal rent as described in Paragrah 27 of the Lease unless Tenant renews or extends this Lease, in which case Tenant will pay additonal rent commencing with the first month of the extended term, based on a Base Services Year of 1996.

RULES AND REGULATIONS

EXHIBIT A    1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the rights to control and prevent access thereto by all person whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to person with whom any Tenant normally deals in the oridinary course of such Teneant's business unless such person are engaged in illegal activities. No Tenant, and no employees or invites of any Tenant, shall go upon the roof of the Building, except as authorized by Landlord.

             2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of leased premsies shall be inscrived, painted, affixed, installed or otherwise displayed by any Tenant either on its Premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sigh, placard, picture, name, advertisement, or notice without notice to and at the expense of the Tenant.

                All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expenses of the Tenant by a person approved by Landlord.

             3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants only and landlord reserves the right to exclude any other names therefrom.

             4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connections with, any window or door on any Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlords standard window covering and shall in no way be visible from the exterior of the building. No articles shall be placed or kept on the window sills so as to be visible form the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

             5. Landlord reserves the right to exclude from the Building, between the hours of 6 p.m. and 8 am and at all hours on Saturdays, Sundays and holidays, all persons who are not Tenants
                or their accompanied guests in the Building.   Each Tenant shall
                be responsible for all person for whom it allows to enter the building and shall be liable to Landlord for all acts of such persons.

                Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

                During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

             6. No Tenant shall emply any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises umless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or person s other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness to the Premises. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occuring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

             7. No Tenant shall obtain for use upon its Premises ice, drinking water, food, beverage, towel, or other similar services except through facilities provided by Landlord (and maintained by Tenant) and under regulations fixed by Landlord, or accept barbering or bootblacking services in its Premises except from persons authorized by Landlord.

             8. Each Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord. On multiple-tenancy follor, all Tenants shall keep the door or doors to the Building corridors closed at all tiems except for ingress and egress.

             9. As more specifically provided in the Tenant's Lease of the
                Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to asure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

            10. No Tenant shall alter any lock or access device or install a new or additonal lock of access device or any bolt on any door of its Premsies without the prior written consent of Landlord. If Landlord shall give its consent, the Tenant shall in each case furnish Landlord with a key for any such lock.

            11. No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each Tenant, upon the termination of the Tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefore.

            12. The toilet rooms, toilets, urinals, wash bowls and other appartus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense fo brekage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitee, shall have caused it.

            13. No Tenant shall use or keep in its Premsies or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. No Tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.

            14. No Tenant shall use, keep or permit to be used or kept in its
                Premises any foul or noxious gas or substance or permit or suffer such Premsises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any Premises of the Building.

            15. No cooking shall be done or permitted by any Tenant on its
                Premsies (except that use by the Tenant of Underwriters' Laboratory approved equipement of the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall Premises be used for lodging.

            16. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale, at retail, of newspapers, magazimes, periodicals, theater tickets or any other goods or merchandise in or on any Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on the business of stenography, typewriting or any similar business in or from any Premises for the service or accomodation of occupants of any

17. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

18. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

19. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenants shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

     Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any Tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

22. No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No Tenant shall mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

23. No Tenant shall install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

24. There shall not be used in any space, or in the public areas of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into or kept in or about the Premises.

25. Each Tenant shall store all its trash and garbage within the interior of its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

26. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other Tenants in the Building, without the written consent of Landlord.

27. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and address of the Building.

28. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

29. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

30. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

31. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

32. The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

33. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

34. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Landlord reserves the right to designate the use of the parking spaces on the Premises.

36.  Tenants shall use carpet protectors under all desk chairs.

37. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense.

38. Vehicles parked on Premises overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense.

39. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

40. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building. The word "Building" as used herein means 520 Pike Tower, of which the Premises are part.

41. 520 Pike Tower is a non-smoking Building. Smoking is strictly prohibited in any common areas or office spaces within the Building.

                                  EXHIBIT B







                                 [FLOOR PLAN]







  CANNON
   REAL
  ESTATE                        14th FLOOR PLAN         1/16" = 1" = 0"
 SERVICES



                                                                       PLEASE
                                                                       INITIAL
                                                                       LANDLORD

                                                    FORM OF TENANT CERTIFICATE

                                   EXHIBIT D

                                      Date:__________________________, 19____

TO:  (Lender)      ________________________________________________________

                   ________________________________________________________

                   ________________________________________________________

and

TO:  (Landlord)    ________________________________________________________

                   ________________________________________________________

                   ________________________________________________________

RE:  Property known as:   520 Pike Tower, Suite ___________________________



Gentlemen:

        Respecting that certain Lease dated _________________, 19____ between

_________________________________________ as Landlord and ___________________
as Tenant. Tenant hereby certifies that it has unconditionally accepted possession of the Premises described in said Lease, and that said Lease is in full force and effect and has not been modified, supplemented or amended in any way, and that the DATE OF COMMENCEMENT of the term of the Lease is _____________________________, 19____ and the end of the term is
________________, 19____, unless sooner terminated as therein provided.

        Undersigned further certifies that all terms and conditions to be performed by the Landlord under said Lease have been satisfied and that on this date there are not existing defenses or offsets which the undersigned has against the full enforcement of said Lease by Landlord; and that no rent has been paid in advance (except as provided in said Lease) and that rent has continued to be paid in accordance with said Lease since the term commencement.

        Tenant is in occupancy of the leased Premises; and there is ONGOING FULL OPERATION OF TENANT'S BUSINESS at leased Premises, being conducted BY NAMED TENANT during normal business hours.

        Undersigned further agrees not to look to (LENDER) as mortgagee in possession or successor in title to the property, for accountability for any SECURITY DEPOSIT required by the Landlord under said Lease UNLESS such sums have actually been received by (LENDER) as cash security for Tenant's performance of this Lease.

        Tenant understands that its Lease may be assigned as collateral security for a mortgage loan to be granted to Landlord by (LENDER) under a Collateral Assignments of Lease form containing (among others) the agreements by and restrictions on Landlord that, WITHOUT YOUR PRIOR WRITTEN AUTHORIZATION as Assignee, LANDLORD WILL NOT THEREAFTER MODIFY, TERMINATE OR ACCEPT SURRENDER OF THE LEASE and will NOT REDUCE, ABATE OR ACCEPT PREPAYMENT OF ANY RENT (except the regular monthly rental payments required by said Lease to be paid in advance). Tenant acknowledges its Landlord's agreements and the restrictions on Landlord's rights under said Assignment, and hereby agrees to be bound by said agreements and restrictions.

        Tenant will not assign its leasehold without (LENDER'S) written consent.

        (Tenant):   _______________________________________________________

        By:         _______________________________________________________

                                   EXHIBIT E

                                       TO

                                 520 PIKE TOWER
                                LEASE AGREEMENT
                           REAL PROPERTY DESCRIPTION


Lots 10 and 11, Block 18, Addition to the Town of Seattle, as laid out by A.A. Denny (commonly known as A.A. Denny's 3rd Addition to the City of Seattle), according to the plat thereof recorded in Volume 1 of Plats, page 33, in King County, Washington, EXCEPT the southerly 10 feet of said Lot 11, condemned in King County Superior Court Cause No. 41394 for the widening of Pike Street, as provided by Ordinance No. 10051 of the City of Seattle.

SUBJECT TO AND TOGETHER WITH all rights granted pursuant to Development and Parking Rights Agreement dated April 8, 1982 recorded under King County, Washington recording number 8204080464, as amended by agreement recorded under King County, Washington recording number 8208240318.

STATE OF  ________________)
                          ) SS.
County of ________________)


        BE IT REMEMBERED, That on this 15th day of February, 1996 before me, the undersigned a Notary Public in and for said County and State, personally
appeared the within named Lawrence A. Mills known to me to be               who
executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.

                IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                Notary Public for       Wayne County

                My commission expires   May 8, 1999

                                                CANDACE M. BREWER
                                         NOTARY PUBLIC STATE OF MICHIGAN
                                                   WAYNE COUNTY
                                          MY COMMISSION EXP. MAY 8, 1999

STATE OF  ________________)
                          ) SS.
County of ________________)


        BE IT REMEMBERED, That on this      day of          , 1996 before me,
the undersigned a Notary Public in and for said County and State, personally
appeared the within named                known to me to be                who
executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.

               IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                Notary Public for      __________________________________

                My commission expires  __________________________________

        STATE OF OREGON    )
                           )ss
        COUNTY OF MULTNOMAH)

              BE IT REMEMBERED, That on this 26th day of February, 1996, before me, the undersigned a Notary Public in and for said County and State, personally appeared the within named Stephen T. Wong known to me to be the Vice President of LaSalle Advisors Limited who executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.


[SEAL]    OFFICIAL SEAL                 IN TESTIMONY WHEREOF, I have hereunto
         MARLENE KASTING                set my hand and affixed my official seal
       NOTARY PUBLIC-OREGON             the day and year last above written.
       COMMISSION NO.021740
MY COMMISSION EXPIRES JAN. 31, 1997     Marlene Kasting

                                        NOTARY PUBLIC in and for the State of
                                        Oregon, residing at Portland. My
                                        commission expires 1/31/97.




        STATE OF OREGON    )
                           )ss
        COUNTY OF MULTNOMAH)

              BE IT REMEMBERED, That on this 26th day of February, 1996, before me, the undersigned a Notary Public in and for said County and State, personally appeared the within named Diane R. McMahon, known to me to be Vice President of LaSalle Advisors Limited who executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.


[SEAL]     OFFICIAL SEAL                IN TESTIMONY WHEREOF, I have hereunto
          MARLENE KASTING               set my hand and affixed my official seal
        NOTARY PUBLIC-OREGON            the day and year last above written.
        COMMISSION NO.021740
MY COMMISSION EXPIRES JAN. 31, 1997     Marlene Kasting

                                        NOTARY PUBLIC in and for the State of
                                        Oregon, residing at Portland. My
                                        commission expires 1/31/97.